NOVEMBER 3, 2022 2022 Q3 2022 EARNINGS PRESENTATION Exhibit 99.2

becn.com2 Disclosure Notice This presentation contains information about management's view of the Company's future expectations, plans and prospects that constitute forward-looking statements for purposes of the safe harbor provisions under the Private Securities Litigation Reform Act of 1995. In addition, oral statements made by our directors, officers and employees to the investor and analyst communities, media representatives and others, depending upon their nature, may also constitute forward-looking statements. Forward-looking statements can be identified by the fact that they do not relate strictly to historic or current facts and often use words such as “anticipate,” “estimate,” “expect,” “believe,” “will likely result,” “outlook,” “project” and other words and expressions of similar meaning. Investors are cautioned not to place undue reliance on forward-looking statements. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors, including, but not limited to, those set forth in the "Risk Factors" section of the Company's Form 10-K for the fiscal year ended September 30, 2021 and subsequent filings with the U.S. Securities and Exchange Commission. The Company may not succeed in addressing these and other risks. Consequently, all forward-looking statements in this presentation are qualified by the factors, risks and uncertainties contained therein. In addition, the forward-looking statements included in this presentation represent the Company's views as of the date of this presentation and these views could change. However, while the Company may elect to update these forward-looking statements at some point, the Company specifically disclaims any obligation to do so, other than as required by federal securities laws. These forward-looking statements should not be relied upon as representing the Company's views as of any date subsequent to the date of this presentation. This presentation contains references to certain financial measures that are not presented in accordance with United States Generally Accepted Accounting Principles (“GAAP"). The Company uses non-GAAP financial measures to evaluate financial performance, analyze underlying business trends and establish operational goals and forecasts that are used when allocating resources. The Company believes these non-GAAP financial measures permit investors to better understand changes over comparative periods by providing financial results that are unaffected by certain items that are not indicative of ongoing operating performance. While the Company believes these measures are useful to investors when evaluating performance, they are not prepared and presented in accordance with GAAP, and therefore should be considered supplemental in nature. The Company’s non-GAAP financial measures should not be considered in isolation or as a substitute for other financial performance measures presented in accordance with GAAP. These non-GAAP financial measures may have material limitations including, but not limited to, the exclusion of certain costs without a corresponding reduction of net income for the income generated by the assets to which the excluded costs relate. In addition, these non-GAAP financial measures may differ from similarly titled measures presented by other companies. A reconciliation of these non-GAAP financial measures to the most directly comparable GAAP financial measure can be found in the Appendix as well as the Company’s latest Form 8-K, filed with the SEC on November 3, 2022.

becn.com3 PRESIDENT & CHIEF EXECUTIVE OFFICER JULIAN FRANCIS

CEO Perspective

Net Income ($M)



$105
5.6%
$155
6.4%
$127
6.8%
$175
7.2%
GAAP
Adj. NI*
Q3'21
Q3'22

Adj. EBITDA* ($M)



$208
11.1%
$284
11.8%
Q3'21
Q3'22

Highest quarterly net sales in history, up 29% YoY

- Total volumes increased mid-single digits YoY
- Higher volumes across all three LOBs; continued price execution

Record third quarter net income and Adjusted EBITDA*

- 11th straight quarter of YoY Adjusted EBITDA* increases
- Trailing Twelve Month Adjusted EBITDA margin* of 11%

Volumes resilient despite recent rise in interest rates

- Steady commercial demand, easing supply chains unlocking backlog
- Resi growth supported by project completions, non-discretionary R&R
- Regional softness in some markets with significant new resi construction

Capital allocation balancing growth and shareholder returns

- Announced acquisition of Coastal Construction Products on November 1st
- Expect to complete current $250M ASR** in the fourth quarter
- Continued balance sheet flexibility, ample capacity to invest

*Non-GAAP measure; see Appendix for definition and reconciliation **Accelerated Share Repurchase

Notes: All quarterly information and comparisons reflect Continuing Operations which includes the Solar Products business divested on 12/1/21. Percentages within the bar charts represent each metric as a % of net sales.

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BEACON

becn.com5 Ambition 2025 Strategy – Resilient Through the Cycle Accelerating value creation for our customers, employees and shareholders RELENTLESS CUSTOMER FOCUS DRIVING OPERATIONAL EXCELLENCE • Branch Optimization • Beacon OTC® Network Expansion • Continuous Improvement BUILDING A WINNING CULTURE • Winning the Best Talent • Building More in Our Communities • Doing the Right Thing • Values-Based ESG DRIVE ABOVE MARKET GROWTH • Enhanced Customer Experience • Go to Market Strategy • Footprint Expansion • Margin Initiatives • Reset Business Focus • Strong Growth & Margin Trajectory • Cash Flow & Liquidity Support Share Buybacks CREATING SHAREHOLDER VALUE

Ambition 2025 Initiatives – Building Momentum

BUILDING A WINNING CULTURE

- Supporting employees post Hurricane Ian with Beacon CaReS crisis relief grants
- Rebuilding Together partnership activated by Beacon volunteers
- Recognized our 3,400 delivery team members during National Truck Driver Appreciation Week

DRIVING ABOVE MARKET GROWTH

- Acquired Coastal Construction Products, significantly enhancing Complementary line of business
- Accelerated Greenfields; Opened 9 branches YTD with **~15 planned openings in ‘22**
- National Accounts sales up 36% YTD
- Record quarterly net sales in digital & private label

DRIVING OPERATIONAL EXCELLENCE

- Bottom Quintile Branch initiative generated ~$32M bottom-line contribution YTD
- Investing in branch optimization programs, enhancing safety, capacity & energy efficiency
- Enhancing customer service, adding central dispatch to Beacon OTC® markets

CREATING SHAREHOLDER VALUE

- Drove 29% growth - highest quarterly net sales
- Record third quarter net income and Adj. EBITDA*
- Repurchased and retired nearly 6M shares YTD
- Ample financial flexibility, net debt leverage* of 2.0x as of 9/30

On-track to achieve the targets set out in our Ambition 2025 strategy

*Non-GAAP measure; see Appendix for definition and reconciliation

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Coastal Acquisition
Building Capabilities & Accelerating Growth

Commercial & Multi-Family Roofing



Single-Ply Roofing
Modified Roofing
Roof Insulation
Custom Metals
Coatings
Specialty Fasteners, Adhesives & Other Accessories
Air & Vapor Barriers
Waterproofing
Roofing Products
Complementary Products

Market leadership with significant growth opportunity

- Creates a national value-added distributor of waterproofing and restoration solutions for the building envelope
- Waterproofing addressable market is estimated to be ~$5B

Enhanced value proposition to our core customers

- Ambition 2025 strategy highlighted Complementary Products growth opportunity, with specific emphasis on waterproofing
- Waterproofing, caulking, sealant and barrier products are essential to our commercial and multi-family roofing contractors

Coastal recognized as a leading technical authority

- Coastal's high performing team has specialized expertise
- Coastal's CEO to lead newly formed Waterproofing Division

Strategic fit with core customers in line with Ambition 2025

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becn.com8 Coastal Acquisition – Transaction Summary *Non-GAAP measure; Coastal management estimate **Non-GAAP measure, Beacon management proforma estimate Key figures • Est 2022 net sales of ~$250M & EBITDA* of ~$25M • Acquired 18 dedicated branches in key growth markets • Focused mainly on commercial & multi-family buildings Significant top-line and bottom-line synergies • Opportunities include cross-selling, OTC network, digital, procurement, private label and footprint expansion • Proforma synergized multiple < Beacon trading multiple Retained financial flexibility • Net debt leverage** remains below 2.5x target Combination creates a national platform for accelerated growth in an attractive market Specialty Waterproofing Footprint

becn.com9 EXECUTIVE VICE PRESIDENT & CHIEF FINANCIAL OFFICER FRANK LONEGRO

Q3 2022 Sales and Mix

Net Sales ($M)



$2,415
$1,875
+28.8%
Q3'21
Q3'22

Net Sales Mix



20%
50%
30%
Residential
Non-residential
Complementary

Net Sales by Line of Business (LOB) ($M)



$1,208
$995
+21.5%
$731
$474
+54.2%
$407
$476
+17.0%
Residential
Non-residential
Complementary
Q3'21
Q3'22

Sales growth of ~29%

- Volume growth across all three LOBs, continued price execution
- Backlog converting sequentially, remains at a high level

Residential sales up ~22%

- Re-roofing and units under construction continued to support demand
- Higher prices, including August increase, drove growth YoY
- Asphalt shingle volumes outpaced market, up low-single digits YoY

Non-residential sales up ~54%

- Strong pricing execution offset significant non-res inflation
- Volume up mid-teens YoY supported by strong backlog
- Supply chain improving while project cycle times remain elevated

Complementary sales up ~17%

- Volume up mid-single digits YoY driven by siding and waterproofing
- Higher prices across nearly all product lines

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becn.com11 *Non-GAAP measure; see Appendix for definition and reconciliation **Headcount does not include acquisitions ***Hours worked reflect all company-wide hourly employees, but excludes salaried/commission-based personnel Notes: All quarterly information and comparisons reflect Continuing Operations. Percentages within the bar charts represent each metric as a % of net sales. Q3 2022 Margin and Expense 25.1% 27.1% 26.1% Q3'20 Q3'21 Q3'22 Gross Margin Gross margin -100 bps YoY • Price-cost down 60 bps YoY, better than expected • Higher non-residential sales mix YoY Adj. OpEx* % of sales favorable by 160 bps YoY, Adjusted OpEx* +$53M YoY • Inflation in wages, fuel, rents, real estate taxes • Higher variable expenses including delivery, fleet, commissions, incentive comp and T&E • OpEx from newly opened and acquired branches Investing in Ambition ‘25 • Investing to drive growth & enhance margins • Sales organization, customer experience, pricing tools and digital technology • M&A and Greenfield teams executing 100 145 137 139 121 148 146 152 144 171 173 Sales Per Hour Worked*** (Indexed to Q1’20) $350 $321 $399 $374 GAAP Adj. OpEx* Operating Expense ($M) Q3'21 Q3'22 17.1% 15.5%16.5% 18.6% 6,667 6,543 6,715 7,116 7,098 Headcount**

Capacity to Invest in Growth

Operating Cash Flow ($M)



($84) ($86)
$103 $125
$98 $167
$50 $60
($162) ($162)
($25) ($24)
$268 $269
Q1'21 Q2'21 Q3'21 Q4'21 Q1'22 Q2'22 Q3'22
GAAP
Adj. OCF*

Net Inventory ($M)**



$1,087
$1,171
$1,085
$1,162
$1,462
$1,549
$1,389
Q1'21 Q2'21 Q3'21 Q4'21 Q1'22 Q2'22 Q3'22

Net Debt Leverage*



6.1 5.3 4.7 4.8 2.9 2.4 2.1 2.1 2.3 2.5 2.0
Q1'20*** Q2'20*** Q3'20*** Q4'20 Q1'21 Q2'21 Q3'21 Q4'21 Q1'22 Q2'22 Q3'22

Q3'22 Proforma Debt
Maturity by Year ($M)****



$0
$552
$300
$252
$988
$350
2022 2025 2026 2027 2028 2029
ABL
Secured Notes
Term Loan
Unsecured Notes

Strong Q3'22 cash generation

- Inventory decreased $160M from Q2 level; YoY increase largely driven by inflation
- Backlog conversion accelerated, remains elevated

Prudent balance sheet management

- Net debt leverage* 2.0x at 9/30
- ~$1.1B liquidity as of 9/30 quarter end

Balanced capital allocation remains priority

- Accelerating strategic investments in Greenfields
- ~$112M remaining on $500M share repurchase authorization following completion of current ASR
- Acquisition pipeline remains active

Investing in value-creating opportunities to achieve Ambition 2025 goals

*Non-GAAP measure; see Appendix for definition and reconciliation
**All periods presented are balances from continuing operations only
***Calculation for these periods include amounts derived from combined operations – see Appendix for further detail
****Maturities shown as of Q3'22; excl impact of debt issuance cost amortization & required $10M annual paydown of 2028 Term Loan

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PRESIDENT & CHIEF EXECUTIVE OFFICER JULIAN FRANCIS

becn.com14 Expect market fundamentals to be mixed, with stable near-term demand • Mortgage rates impacting new housing starts • Non-discretionary repair, restoration & re-roofing represents significant portion of demand • Sentiment in commercial roofing remains positive, indicative of expected near-term activity • Hurricane Ian impact expected over next 4 – 6 quarters Expect solid finish to 2022 incl the benefits of the 11/1 acquisition of Coastal Construction Products • October 2022 sales per day up high 20s% • Q4’22 sales per day* expected to be up ~15 – 17% YoY including ~$35M contribution from Coastal • Assumes normal fourth quarter seasonality while lapping record November and December results • Q4’22 gross margins expected to be 25.0 – 25.5% • Expect significant cash flow conversion in Q4’22 Increasing Full Year 2022 Adjusted EBITDA** Expectations to approximately $885 – $910M • Focused on controllable areas: daily execution on customer experience, operational excellence and pricing • Balancing product availability and inventory reduction as well as productivity focus and investing for growth • 2022 sales outlook 23 – 25% growth YoY Executing on Ambition 2025 targets and investing through the cycle • Beacon team remains ready to react to changing market conditions Closing Thoughts *Q4‘22 has 61 selling days vs. 62 in the prior year quarter **Non-GAAP measure; see Appendix for definition and reconciliation Beacon is delivering on Ambition 2025

APPENDIX

becn.com17 Reconciliations: Non-GAAP Financial Measures RESULTS BY QUARTER (CONTINUING OPERATIONS) We define Adjusted Operating Expense as operating expense (as reported on a GAAP basis) excluding the impact of amortization, acquisition costs, restructuring costs, and costs directly related to the COVID-19 pandemic. We define Adjusted EBITDA as net income (loss) from continuing operations excluding the impact of interest expense (net of interest income), income taxes, depreciation and amortization, stock-based compensation, acquisition costs, restructuring costs, and costs directly related to the COVID-19 pandemic. Trailing twelve month (TTM) Adjusted EBITDA for 9/30/2022 of $905.5 divided by TTM net sales of $8,215.2 results in TTM Adjusted EBITDA margin of 11.0%. * Three months ended 3/31/2020 amount includes the impact of non-cash accelerated intangible asset amortization of $142.6 million related to the write-off of certain trade names in connection with the Company’s rebranding efforts. For additional information see our latest Form 8-K, filed with the SEC on November 3, 2022.

becn.com18 ADJUSTED OPERATING CASH FLOW We define Adjusted Operating Cash Flow as net cash provided by (used in) operating activities (as calculated on a GAAP basis) excluding the impact of discontinued operations and other non-recurring cash activity related to the Company’s divestiture of its Interior Products business to Foundation Building Materials (“FBM”). * Net cash collected on behalf of, and repaid to, FBM as part of the ongoing transaction services agreement. Reconciliations: Non-GAAP Financial Measures

Reconciliations: Non-GAAP Financial Measures

NET DEBT LEVERAGE

($M)	3/31/2020	6/30/2020	9/30/2020	12/31/2020	3/31/2021	6/30/2021	9/30/2021	12/31/2021	3/31/2022	6/30/2022	9/30/2022
Gross total debt	$ 3,576.8	$3,419.8	$2,818.3	$ 2,714.7	$ 2,135.5	$ 1,663.2	$ 1,660.0	$ 1,657.8	$1,807.8	$2,123.5	$1,905.3
Less: cash and cash equivalents	(781.2)	(1,018.4)	(624.6)	(461.4)	(619.3)	(188.9)	(260.0)	(225.8)	(52.4)	(54.6)	(84.9)
Net debt	$ 2,795.6	$2,401.4	$2,193.7	$ 2,253.3	$ 1,516.2	$ 1,474.3	$ 1,400.0	$ 1,432.0	$1,755.4	$2,068.9	$1,820.4
Adjusted EBITDA* for the quarter ended:											
6/30/2019	$ 157.8	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —
9/30/2019	169.1	169.1	—	—	—	—	—	—	—	—	—
12/31/2019	94.3	94.3	94.3	—	—	—	—	—	—	—	—
3/31/2020	38.9	38.9	38.9	22.1	—	—	—	—	—	—	—
6/30/2020	—	147.5	147.5	130.6	130.6	—	—	—	—	—	—
9/30/2020	—	—	190.9	169.0	169.0	169.0	—	—	—	—	—
12/31/2020	—	—	—	142.9	142.9	142.9	142.9	—	—	—	—
3/31/2021	—	—	—	—	74.3	74.3	74.3	74.3	—	—	—
6/30/2021	—	—	—	—	—	229.4	229.4	229.4	229.4	—	—
9/30/2021	—	—	—	—	—	—	208.1	208.1	208.1	208.1	—
12/31/2021	—	—	—	—	—	—	—	174.1	174.1	174.1	174.1
3/31/2022	—	—	—	—	—	—	—	—	139.5	139.5	139.5
6/30/2022	—	—	—	—	—	—	—	—	—	307.7	307.7
9/30/2022	—	—	—	—	—	—	—	—	—	—	284.2
TTM Adjusted EBITDA	$ 460.1	$ 449.8	$ 471.6	$ 464.6	$ 516.8	$ 615.6	$ 654.7	$ 685.9	$ 751.1	$ 829.4	$ 905.5
Net Debt Leverage	6.1x	5.3x	4.7x	4.8x	2.9x	2.4x	2.1x	2.1x	2.3x	2.5x	2.0x

We define Net Debt Leverage as gross total debt less cash, divided by Adjusted EBITDA for the trailing four quarters.

* Historical quarterly Adjusted EBITDA totals used in the calculation of Net Debt Leverage are presented on an as-reported basis, therefore the calculations for the periods ended March 31, June 30, and September 30, 2020 are based on Adjusted EBITDA from combined operations (see slide 20 for reconciliations). Beginning with the period ended December 31, 2020, the Company began presenting its Interior Products business as discontinued operations, therefore the calculations of Net Debt Leverage for the periods ended December 31, 2020 and forward are based on Adjusted EBITDA from continuing operations (see slide 17 for reconciliations).

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Reconciliations: Non-GAAP Financial Measures

CERTAIN 2019-2020 RESULTS BY FISCAL QUARTER (COMBINED OPERATIONS)

	Three Months Ended					
($M)	6/30/2019	9/30/2019	12/31/2019	3/31/2020	6/30/2020	9/30/2020
Net income (loss)	$ 31.0	$ 27.4	$ (23.4)	$ (122.6)	$ (6.7)	$ 71.9
Interest expense, net	40.2	38.4	34.7	35.6	35.3	32.7
Income taxes	5.2	20.8	(9.6)	(81.8)	46.6	18.1
Depreciation and amortization*	69.4	69.5	63.9	204.9	61.8	60.6
Stock-based compensation	4.6	3.5	5.2	4.7	3.5	3.8
Acquisition costs	5.7	3.8	3.8	(2.8)	1.6	1.8
Restructuring costs	1.7	5.7	19.7	0.9	2.0	1.2
COVID-19 impacts	—	—	—	—	3.4	0.8
Adjusted EBITDA (Combined)	$ 157.8	$ 169.1	$ 94.3	$ 38.9	$ 147.5	$ 190.9

This table is presented for purposes of reconciling Adjusted EBITDA amounts utilized in the calculation of Net Debt Leverage for historical periods presented on slide 19.

We define Adjusted EBITDA as net income (loss) excluding the impact of interest expense (net of interest income), income taxes, depreciation and amortization, stock-based compensation, acquisition costs, restructuring costs, and costs directly related to the COVID-19 pandemic.

* Three months ended 3/31/2020 amount includes the impact of non-cash accelerated intangible asset amortization of $142.6 million related to the write-off of certain trade names in connection with the Company's rebranding efforts.

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becn.com21 *Composed of Acquisition costs, Restructuring costs and COVID-19 impacts 2022 GUIDANCE: ADJUSTED EBITDA Reconciliations: Non-GAAP Financial Measures ($M) Low High Net income (loss) 445$ 463$ Income taxes 155 162 Interest expense, net Depreciation and amortization Stock-based compensation Adjusting items* Adjusted EBITDA 885$ 910$ Year Ending December 31, 2022 88 156 27 14